UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 North Sam Houston Parkway East, Suite 400 Houston, Texas	77060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 30, 2008, Helix Energy Solutions Group, Inc. (“Helix”) issued a press release announcing its first quarter results of operation for the period ended March 31, 2008. Attached hereto as Exhibits 99.1, and incorporated by reference herein, is the press release.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Item 7.01 Regulation FD Disclosure.

On April 30, 2008, Helix issued a press release announcing its first quarter results of operation for the period ended March 31, 2008. In addition, on May 1, 2008, Helix is making a presentation (with slides) to analysts and investors regarding its financial and operating results. Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein are the press release and the slides for the First Quarter Earnings Conference Call Presentation issued by Helix. The presentation materials will also be posted in the Investor Relations section of Helix’s website, www.HelixESG.com.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number	Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated April 30, 2008 reporting financial results for the first quarter of 2008.

99.2	First Quarter Earnings Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2008

HELIX ENERGY SOLUTIONS GROUP, INC.

By: /s/ A. WADE PURSELL

A. Wade Pursell
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated April 30, 2008 reporting financial results for the first quarter of 2008.

99.2	First Quarter Earnings Conference Call Presentation.